Exhibit (g)(ii)
APPENDIX A
To SSB Master Custodian Agreement dated November 17, 2008
(Effective as of February 15, 2013)

Cash Account Trust
Government & Agency Securities Portfolio
Money Market Portfolio
Tax-Exempt Portfolio

Cash Management Portfolio

Cash Reserve Fund, Inc.
Prime Series

DWS Equity 500 Index Portfolio

DWS High Income Opportunities Fund, Inc.

DWS High Income Trust

DWS Income Trust
DWS Core Fixed Income Fund
DWS Global High Income Fund
DWS Global Inflation Fund
DWS GNMA Fund
DWS High Income Fund
DWS Short Duration Fund
DWS Strategic Government Securities Fund
DWS Ultra-Short Duration Fund
DWS Unconstrained Income Fund

DWS Institutional Funds
DWS EAFE Equity Index Fund
DWS Equity 500 Index Fund
DWS S&P 500 Index Fund
DWS U.S. Bond Index Fund

DWS Investment Trust
DWS Capital Growth Fund
DWS Core Equity Fund
DWS Large Cap Focus Growth Fund
DWS Mid Cap Growth Fund
DWS Small Cap Core Fund
DWS Small Cap Growth Fund

DWS Investments VIT Funds
DWS Equity 500 Index VIP
DWS Small Cap Index VIP

DWS Market Trust
DWS Alternative Asset Allocation Fund
DWS Disciplined Market Neutral Fund
DWS Global Income Builder Fund
DWS Select Alternative Allocation Fund

DWS Money Funds
DWS Money Market Prime Series

DWS Money Market Trust
Cash Management Fund
Cash Reserves Fund Institutional
Daily Assets Fund Institutional
DWS Money Market Series
NY Tax Free Money Fund
Tax Free Money Fund Investment

DWS Multi-Market Income Trust

DWS Municipal Income Trust

DWS Municipal Trust
DWS Managed Municipal Bond Fund
DWS Short-Term Municipal Bond Fund
DWS Strategic High Yield Tax-Free Fund

DWS Portfolio Trust
DWS Core Plus Income Fund
DWS Floating Rate Fund

DWS Securities Trust
DWS Communications Fund
DWS Health Care Fund
DWS RREEF Real Estate Securities Fund
DWS Technology Fund

DWS State Tax-Free Income Series
DWS California Tax-Free Income Fund
DWS Massachusetts Tax-Free Fund
DWS New York Tax-Free Income Fund

DWS Strategic Income Trust

DWS Strategic Municipal Income Trust

DWS Target Date Series
DWS LifeCompass 2015 Fund
DWS LifeCompass 2020 Fund
DWS LifeCompass 2030 Fund
DWS LifeCompass 2040 Fund
DWS LifeCompass Retirement Fund

DWS Target Fund
DWS Target 2014 Fund

DWS Tax Free Trust
DWS Intermediate Tax/AMT Free Fund

DWS Value Series, Inc.
DWS Dreman Mid Cap Value Fund
DWS Dreman Small Cap Value Fund
DWS Equity Dividend Fund
DWS Large Cap Value Fund

DWS Variable Series I
DWS Bond VIP
DWS Capital Growth VIP
DWS Core Equity VIP

DWS Variable Series II
DWS Alternative Asset Allocation VIP
DWS Dreman Small Mid Cap Value VIP
DWS Global Income Builder VIP
DWS Government & Agency Securities VIP
DWS High Income VIP
DWS Large Cap Value VIP
DWS Money Market VIP
DWS Small Mid Cap Growth VIP
DWS Unconstrained Income VIP

Investors Cash Trust
Central Cash Management Fund
DWS Variable NAV Money Fund
Treasury Portfolio

Tax-Exempt California Money Market Fund